SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – January 31, 2024 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

	Cost	Fair Value	Percent of Net Assets

Investment in Ironwood Institutional Multi-Strategy Fund LLC	$2,477,838,730	$2,458,597,641	100.20%

Other assets, less liabilities		$(4,790,325)	(0.20%)

Net Assets		$2,453,807,316	100.00%

(1)	Invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund’s Schedule of Investments is included below.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

January 31, 2024

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	164,254	$172,000,000	$223,208,745	4.60%	3/31/2024	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	21,146,094	0.44	3/31/2024	Quarterly (4)
Brevan Howard Alpha Strategies Fund Limited	8/1/2022	1,966,056	219,000,000	232,454,940	4.79	2/29/2024	Monthly (5)
D.E. Shaw Composite International Fund	1/1/2011	n/a	55,111,147	191,132,019	3.93	3/31/2024	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	85,000,000	90,419,218	1.86	2/29/2024	Monthly
D.E. Shaw Valence International Fund, LP	1/1/2015	n/a	26,448,979	88,819,459	1.83	3/31/2024	Quarterly (6)
Eisler Capital Multi Strategy Fund Ltd	7/1/2021	219,304	230,635,560	286,632,073	5.90	3/31/2024	Quarterly (4)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	150,000	150,000,000	211,543,342	4.35	3/31/2024	Quarterly (7)
Kirkoswald Global Macro Fund Limited	5/1/2021	1,796,875	186,000,000	233,662,136	4.81	3/31/2024	Quarterly (4)
Millennium International, Ltd.	1/1/2011	247,939	194,072,870	449,913,656	9.26	3/31/2024	Quarterly (8)
Point72 Capital International, Ltd.	4/1/2022	2,100,099	325,000,000	378,987,320	7.80	3/31/2024	Quarterly (4)
Two Sigma Absolute Return Cayman Fund, Ltd.	2/1/2016	48,089	76,000,000	103,000,675	2.12	2/29/2024	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	5,205	18,442,620	25,769,225	0.53	3/31/2024	Quarterly

Total Relative Value			1,753,711,176	2,536,688,902	52.22

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	132,584	92,000,000	95,595,901	1.97	3/31/2024	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	240,354,280	4.95	3/31/2024	Quarterly (9)
Dragoneer Global Offshore Feeder II, LP	4/1/2021	n/a	109,951,781	73,028,703	1.50	6/30/2024	Semi-annually (10)
FGP Redwood Offshore Fund Ltd	1/1/2024	55,000	55,000,000	55,088,000	1.13	12/31/2025	Quarterly (4)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	124,703	128,500,000	231,683,529	4.77	3/31/2024	Quarterly (11)
Ilex Offshore Fund Limited	7/1/2023	50,000	50,000,000	52,082,762	1.07	6/30/2024	Quarterly (4)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	180,503	181,000,000	188,373,155	3.88	3/31/2024	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	2,109	1,041,906	682,930	0.01	n/a	Other (12)
Suvretta Partners, LP*	1/1/2017	n/a	981,056	231,627	0.01	n/a	Other (12)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	75,427,443	1.55	3/31/2024	Annually (13)
Woodline Offshore Fund Ltd.	8/1/2019	120,672	127,650,000	193,210,480	3.98	3/31/2024	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	75,160,226	79,017,751	1.63	6/30/2024	Annually (14)

Total Market Neutral and Hedged Equity			1,087,284,969	1,284,776,561	26.45

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2024

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	194,603	$248,655,822	$416,819,899	8.58%	6/30/2024	Semi-annually (15)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	4,684,800	20,457,756	0.42	n/a	Other (16)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	53,330,833	80,482,590	1.66	3/31/2024	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	62,028	136,521,706	184,697,788	3.80	3/31/2024	Quarterly (4)

Total Event-Driven			443,193,161	702,458,033	14.46

Distressed and Credit Securities:
Apollo Accord Offshore Fund V, L.P.	6/14/2022	n/a	7,894,192	9,194,544	0.19	n/a	Other (16)
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	205,833	191,000,000	207,212,013	4.26	3/31/2024	Annually (17)
Cerberus Global NPL Feeder Fund, LP	1/11/2019	n/a	19,844,967	42,552,327	0.88	n/a	Other (16)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	7,893,793	12,178,956	0.25	n/a	Other (16)
Cerberus Global NPL Fund AIV, L.L.C.*	12/3/2019	n/a	1,328,967	539,488	0.01	n/a	Other (16)
Cerberus International II, LP*	1/1/2021	n/a	26,692,865	36,241,074	0.75	n/a	Other (12)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	82,493	0.00	n/a	Other (12)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	25,959	0.00	n/a	Other (12)

Total Distressed and Credit Securities			254,699,951	308,026,854	6.34

Total investments in Investment Funds			$3,538,889,257	$4,831,950,350	99.47%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2024

(Unaudited)

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio (yield 5.22%)*(18)	528,740	$528,740	$528,740	0.01%
Goldman Sachs Financial Square Treasury Instruments Fund (yield 5.15%)*(18)	664,838	664,838	664,838	0.01
JPMorgan U.S. Government Money Market Fund (yield 5.17%)*(18)	560,675	560,675	560,675	0.01

Total Short-Term Investments		$1,754,253	$1,754,253	0.03%

Total Investments		$3,540,643,510	$4,833,704,603	99.50%

Other assets, less liabilities			24,144,410	0.50

Net assets			$4,857,849,013	100.00%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2024

(Unaudited)

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after January 31, 2024 that a redemption from a tranche is available without a redemption fee.

(3)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 90 days. If applicable, lock-up periods range from 12 to 36 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(7)

Approximately 81% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 19% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(8)	Subject to a 5% quarterly investor level gate.

(9)

Approximately 34% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Less than 1% of this investment is earmarked for potential private investments. The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed. Approximately 66% of this investment is invested in private investments, which do not have set redemption timeframes.

(10)

Approximately 86% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate. The remaining 14% of this investment is invested in private investments, which do not have set redemption timeframes.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

January 31, 2024

(Unaudited)

(11)

Approximately 86% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 14% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(12)	The investment fund does not have a set redemption timeframe but is a liquidating investment and making distributions as underlying investments are sold.

(13)

Approximately 70% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 30% of this investment is invested in private investments, which do not have set redemption timeframes.

(14)

Approximately 68% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 32% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)

Approximately 79% of this investment is available for redemption semi-annually, subject to a 25% investor level gate. The remaining 21% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate.

(16)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(17)

This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(18)	The rate shown is the annualized 7-day yield as of January 31, 2024.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in the Master Fund.

The Fund and the Master Fund are investment companies as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund and the Master Fund follow the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Master Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Master Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Master Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Master Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Master Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Master Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of and for the quarter ended January 31, 2024, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments consist of investments in money market funds. These investments are valued using readily available market quotations at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of January 31, 2024, and are excluded from the fair value hierarchy.

As of January 31, 2024, approximately 0.77% of the Master Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, approximately 6.23% of the Master Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

As of January 31, 2024, the Master Fund had unfunded capital commitments to investment funds of $149,579,387.

The following is a summary of the investment strategies of the investment funds held by the Master Fund as of January 31, 2024.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within these strategies require a 90 day notice period to redeem at the next available redemption date.